Fees Summary	Jul. 10, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 10,958,922.329
Previously Paid Amount	0
Total Fee Amount	1,513.43
Total Offset Amount	0
Net Fee	$ 1,513.43